UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

ENTREPRENEUR UNIVERSE BRIGHT GROUP

(Exact name of registrant as specified in our charter)

Nevada	000-56305	90-1734867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 907, Saigao City Plaza Building 2, No. 170, Weiyang Road, Xi’an, China
(Address of Principal Executive Offices)	(Zip Code)

+86-029-86100263

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.0001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)(1) On September 7, 2022, Entrepreneur Universe Bright Group (the “Company”) dismissed its independent accountant, Centurion ZD CPA & Co. (“CZD”), an audit firm headquartered in Hong Kong.

The report of independent registered public accounting firm of CZD regarding the Company’s financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2021 and 2020, and during the subsequent interim period from the end of the most recently completed fiscal year through September 7, 2022, the date of dismissal, there were no “disagreements” (as described in Item 304(a)(10(iv) of Regulation S-K) with CZD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of CZD would have caused it to make reference to such disagreement in its reports for such periods. Furthermore, no “reportable events” occurred during the years ended December 31, 2021 and 2020, or subsequently up to September 7, 2022. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v) of Item 304 of Regulation S-K. The following material weaknesses have been identified and included in management's assessment: (1) the Company did not maintain appropriate cash controls; (2) the Company did not implement appropriate information technology controls; (3) the lack of sufficient accounting personnel with appropriate level of knowledge, experience and training in U.S. GAAP and SEC reporting requirements; and (4) the Company did not have adequate written policies and procedures, which resulted in a number of internal control deficiencies that were identified as being significant. Also, as a small company, the Company does not have sufficient internal control personnel to set up adequate review functions at each reporting level.

The Company provided CZD with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that CZD furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements and, if it does not agree, stating the respects in which it does not agree. A copy of the letter of CZD to the SEC, dated September 9, 2022, is attached as Exhibit 16.1 hereto and incorporated by reference herein.

(a)(2) On September 7, 2022, the Board of Directors, acting as the audit committee, of the Company announces that it has appointed Prager Metis CPAs, LLC (“PragerMetis”) as the Company’s independent auditor for the fiscal year end December 31, 2022.

During the two most recent fiscal years ended December 31, 2021 and 2020 and through the date the Company selected PragerMetis as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted PragerMetis regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter of Centurion ZD CPA & Co. to the Securities and Exchange Commission, dated September 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entrepreneur Universe Bright Group
a Nevada corporation

	By:	/s/ Guolin Tao
Guolin Tao Chief Executive Officer

Dated: September 9, 2022